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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934




Date of Report (Date of earliest event reported). . . . . . . . February 7, 1997



                               STAFFMARK, INC.
            (Exact name of registrant as specified in its charter)



        Delaware                        0-20971                  71-0788538
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)




            302 East Millsap Road
            Fayetteville, Arkansas                            72703
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:. . . . . . .  (501) 973-6000
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Item 5.       Other Events

       On February 7, 1997, StaffMark, Inc. (the "Company") completed the purchase of substantially all of the assets of APS--Advance Personnel Service, Inc., a Tennessee corporation ("APS"), through its wholly-owned subsidiary, APS--Advance Personnel Service Acquisition Corporation, a Delaware corporation. APS provides temporary staffing services in the Memphis, Tennessee, area. APS is headquartered in Memphis, Tennessee.



Item 7.       Financial Statements and Exhibits

        (c)   Exhibits.  The following exhibits are filed with this Form 8-K:

              99.1   Press Release dated February 10, 1997.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           STAFFMARK, INC.
                                           (Registrant)

Date: February 20, 1997                    By: /s/Terry C. Bellora
                                               --------------------------------
                                                  Terry C. Bellora
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX



       99.1   Press Release dated February 10, 1997.